SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

Onvia.com, Inc.

(Exact name of registrant as specified in its charter)

000-29609

(Commission File Number)

Delaware	91-1859172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1260 Mercer Street

Seattle, WA 98109

(Address of principal executive offices, with zip code)

(206) 282-5170

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press release dated February 6, 2004 announcing financial results for the fourth quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

On February 6, 2004, Onvia.com, Inc., a Delaware corporation, issued a press release announcing earnings for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onvia.com, Inc.

Date: February 6, 2004	By:	/s/ Clayton W. Lewis
Clayton W. Lewis
President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated February 6, 2004 announcing financial results for the fourth quarter ended December 31, 2003.